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                                                                EXHIBIT 10(3)(i)


                             SEVENTH AMENDMENT TO
                   THE TAMBRANDS INC. 1991 STOCK OPTION PLAN
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          WHEREAS, TAMBRANDS INC. (the "Company") adopted the 1991 Stock Option
Plan (the "Plan"); and

          WHEREAS, pursuant to Section 11 of the Plan, the Board of Directors retained the right to amend the Plan;

          NOW, THEREFORE, the Plan is amended as follows:

          1.   Section 2 (b) is amended in its entirety to read as follows:

     "Committee" shall mean the Compensation Committee of the Board or such other committee as may from time to time be appointed by the Board to administer the Plan; provided, however, that (i) no member of the Committee shall be
                                   -
eligible to participate in the Plan, (ii) the Committee shall always consist of
                                      --
at least two members and (iii) each member of the Committee shall qualify as a
                          ---
non-employee director for purposes of Rule 16b-3 (or any successor rule thereto), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          2. This Seventh Amendment to the Plan shall be effective as of January 28, 1997.

          IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to the 1991 Stock Option Plan to be executed by its duly authorized officer as of the 28th day of January, 1997.

                    TAMBRANDS INC.

                    By:  /s/ Thomas Soper, III
                             -----------------

                    Title: Senior Vice President - Corporate Human Resources and Communications
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WITNESS:
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/s/ Jonathan W. Emery
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Title: Corporate Counsel and Assistant Secretary
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